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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 23, 2005

                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.
             (Exact name of registrant as specified in its charter)


           FLORIDA                     000-50614                  59-3410522

(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                            13200 PROGRESS BOULEVARD
                             ALACHUA, FLORIDA 32615
           (Address of principal executive offices including zip code)


                                 (386) 418-4018
               Registrant's telephone number, including area code


                                      NONE
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         (Former name or former address, if changed since last report.)


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 23, 2005, Oragenics, Inc. ("the Company") entered into a Common Stock Purchase Agreement ("Purchase Agreement") with Fusion Capital Fund II, LLC ("Fusion Capital"). Pursuant to the terms of the Purchase Agreement, Fusion Capital has agreed to purchase from the Company up to $9,000,000 of the Company's common stock over a 30 month period. Pursuant to the terms of a Registration Rights Agreement, dated May 23, 2005, the Company agreed to file a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission covering shares which may be purchased by Fusion Capital under the Purchase Agreement. Once the Registration Statement has been declared effective, each trading day during the term of the Purchase Agreement the Company has the right to sell to Fusion Capital $15,000 of the Company's common stock at a price based upon the market price of the common stock on the date of each sale without any fixed discount to the market price. At the Company's option, Fusion Capital can be required to purchase fewer or greater amounts of common stock each month. The Company has the right to control the timing and the number of shares sold to Fusion Capital. This offering was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act, 1933, as amended.


ITEM 9.01       FINANCIAL INFORMATION AND EXHIBITS

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               EXHIBIT NO.  DESCRIPTION
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               4.1          Common Stock Purchase Agreement with Fusion Capital
                            Fund II, LLC dated as of May 23, 2005
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               4.2          Registration Rights Agreement with Fusion Capital
                            Fund II, LLC, dated as of May 23, 2005
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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 23rd day of May, 2005.


                                     ORAGENICS, INC.
                                     (REGISTRANT)

                                     BY: /s/ Mento A. Soponis
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                                         Mento A. Soponis
                                         President and Chief Executive Officer